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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): June 10, 1997

                         United Security Bancorporation
               (Exact Name of Registrant as Specified in Charter)

         Washington                  0-18561                   91-1259511
         ----------                  -------                   ----------
(State or other jurisdiction       (Commission                (IRS Employer
      of incorporation)            File Number)          Identification Number)


           9506 North Newport Highway, Spokane, Washington 99218-1200
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               (Address of principal executive offices/Zip Code)

       Registrant's telephone number, including area code: (509) 467-6949
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             Item 4.  Changes in Registrant's Certifying Accountant

(a) In connection with its audits for the two most recent fiscal years and subsequent interim period through April 22, 1997, there were no disagreements with McFarland & Alton, the former accountant, except as disclosed in the Form 8-K filed on May 2, 1997, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of McFarland & Alton, would have caused McFarland & Alton to make reference thereto in their report on the financial statements for such years.

(b) During the two most recent fiscal years and subsequent interim period through April 22, 1997, McFarland & Alton's audits did not contain any "reportable events" within the meaning of item 304(a)(1)(v) of Regulation S-K.

(c) A letter from McFarland & Alton addressed to the Securities and Exchange Commission is included as Exhibit 16 to this Form 8-K/A.

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SIGNATURES


Pursuant to the requirements of the Security Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  June 10, 1997


                                        UNITED SECURITY BANCORPORATION


                                        By: /s/ Chad Galloway
                                            ---------------------------
                                        Name:   Chad Galloway
                                        Title:  Vice President and
                                                Chief Financial Officer

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